UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 29, 2016

Date of Report (date of earliest event reported)

GME Innotainment, Inc.

(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-54446 (Commission File Number)	59-2318378 (IRS Employer Identification No.)

102 S TEJON ST STE 1100

COLORADO SPRINGS, CO 80903-2253

(Address of principal executive offices) (Zip Code)

719-629-7239

(Registrant’s telephone number, including area code)

Room 1902, 19/F, Kodak House II, 321 Java Road, North Point, Hong Kong

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Unregistered Sales of Equity Securities.

On April 20, 2016, the Company entered a Contract for Purchase of Assets and Liabilities with Kwong Kwan Yin Roy through which the Company sold to buyer the assets of Super China Global Limited, a British Virgin Islands Company and a wholly-owned subsidiary of the Company. In exchange for the receipt of the assets, Mr. Kwong assumed all the liabilities of subsidiary.

Item 2.01  Unregistered Sales of Equity Securities.

On April 20, 2016, the Contract for Purchase of Assets and Liabilities as described in Item 1.01 was closed.

Item 3.02  Unregistered Sales of Equity Securities.

On May 22, 2017, GME issued 25,000,000 shares Lisa Demmons as partial compensation for her acting as Chief Executive Officer and Director. These shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended pursuant to Section 4(a)(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering.

Item 5.01  Changes in Control of Registrant.

On MARCH 29, 2016, Lisa Demmons acquired 18,755,932 shares of stock from Kwong Kwan Yin Roy for a promissory note in the amount of $25,000. Based on 26,433,094 outstanding shares of common stock, this transaction resulted in Ms. Demmons having a 65.97% of outstanding shares and voting rights.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2016, Kwong Kwan Yin Roy resigned as Chief Executive Officer, Chief Financial Officer, and Director. Mr. Kwong’s resignation letter is attached hereto as Exhibit 17.1.

On March 29, 2016, Yum Ka Yan resigned as Director. Mr. Yum’s resignation letter is attached hereto as Exhibit 17.2.

On March 29, 2016, a majority voting block of shareholders appointed and elected Lisa Demmons as Chief Executive Officer and Director, respectively. Before becoming GME’s CEO, Ms. Demmons, who is 47 years old, worked as an attorney in Salt Lake City, Utah. In 1998, Ms Demmons earned her Juris Doctor from Willamette University. In 2000, Ms. Demmons earned a Master’s Degree in International Management from ASU’s Thunderbird School of Global Management. 1993, Ms. Demmons received her bachelor’s degree from the University of Puget Sound in Political Science.

Item 8.01  Other Events.

On May 18, 2017 GME changed its corporate address to:

102 S TEJON ST STE 1100

COLORADO SPRINGS, CO 80903-2253

from:

ROOM 1902, 19/F, KODAK HOUSE II

321JAVA ROAD

NORTH POINT

HONG KONG

Additionally, and upon proper administrative and regulatory approval, GME anticipates changing its name to “Cannabis Properties and Holdings, Inc.” This name reflects the change in business direction. GME’s new business model will be, in states where cannabis is legal, to acquire real property, develop that property, and lease the property to cannabis growers and merchants. Additionally, GME will develop expertise in complying with state and local regulations regarding cannabis licensing and offer consulting to new and existing cannabis growers and distributors, allowing them to focus their efforts on their core competencies by outsourcing compliance issues.

Item 9.01  Financial Statement and Exhibts

Number	Exhibit

4.1	Contract for Purchase of Assets dated April 20, 2016
17.1	Resignation letter from Kwong Kwan Yin Roy dated March 29, 2016
17.2	Resignation letter from Yum Ka Yan dated March 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017	By:	GME Innotainment, Inc. /s/ Lisa Demmons
Lisa Demmons Chief Executive Officer